UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 19, 2013

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 EAST EVELYN AVENUE

MOUNTAIN VIEW, CA 94041

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 19, 2013, VIVUS, Inc., or VIVUS, issued a press release titled “VIVUS Announces Study Results Showing STENDRA (Avanafil) is Effective for Sexual Activity within 15 Minutes in Men with Erectile Dysfunction (ED).” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1          Press Release issued by VIVUS, Inc. dated June 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIVUS, Inc.

Date: June 19, 2013	By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release issued by VIVUS, Inc. dated June 19, 2013.